SUPPLEMENTARY INFORMATION (Schedule of Accounts Payable and Other Accruals) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Other payable:
Employees and employee institutions	$ 392	$ 75
Israeli Government departments and agencies	108	112
Provision for vacation and recreation pay	49	76
Provision for product warranty	138	113
Liability for commissions to agents	291	21
Accrued expenses and sundry	53	44
Total accounts payable and accruals - other	$ 1,031	$ 441